    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 12, 1999

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                AMENDMENT NO. 1
                                       TO
                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
      (Pursuant to Section 13 (e) of the Securities Exchange Act of 1934)

                           --------------------------
                                  ENSTAR INC.
                                (Name of Issuer)


                                  ENSTAR INC.
                            ENSTAR ACQUISITION, INC.
                     JAMES H. MICHAEL, JEFFREY J. MICHAEL,
                          4J2R1C LIMITED PARTNERSHIP,
                           3J2R LIMITED PARTNERSHIP,
                     MICHAEL ACQUISITION CORPORATION TRUST
                      (Name of Person(s) Filing Statement)


                    COMMON STOCK, PAR VALUE $0.01 PER SHARE
                         (Title of Class of Securities)

                                  29358M 10 8
                     (CUSIP Number of Class of Securities)

                   PETER E. FLYNN                                      JEFFREY J. MICHAEL
              EXECUTIVE VICE PRESIDENT                                     PRESIDENT
                    ENSTAR INC.                                     ENSTAR ACQUISITION, INC.
              7450 FLYING CLOUD DRIVE                                6479 CITY WEST PARKWAY
           EDEN PRAIRIE, MINNESOTA 55344                       EDEN PRAIRIE, MINNESOTA 55344-3246
                   (612) 942-3887                                        (612) 941-3200
                (Name, Address and Telephone Number of Person Authorized to Receive Notice
                       and Communications on Behalf of Person(s) Filing Statement)

                            ------------------------
                                   COPIES TO:

                PATRICK COURTEMANCHE                                      MICHAEL ZALK
                DORSEY & WHITNEY LLP                            OPPENHEIMER WOLFF & DONNELLY LLP
               PILLSBURY CENTER SOUTH                                      PLAZA VII
               220 SOUTH SIXTH STREET                               45 SOUTH SEVENTH STREET
         MINNEAPOLIS, MINNESOTA 55402-1498                     MINNEAPOLIS, MINNESOTA 55402-1609
                   (612) 340-5653                                        (612) 607-7000

This statement is filed in connection with:


/X/        a.         The filing of solicitation materials or an information statement subject to Regulation 14A,
                      Regulation 14C or Rule 13d-3(c) under the Securities Exchange Act of 1934.
/ /        b.         The filing of a registration statement under the Securities Act of 1933.
/ /        c          A Tender Offer
/ /        d.         None of the above.


Check the following box if the soliciting materials or information statement referred to in check box (a) are preliminary copies: / /
                           --------------------------
                           CALCULATION OF FILING FEE

                  TRANSACTION VALUATION*                                        AMOUNT OF FILING FEE
                        $14,248,337                                                    $2,850

* For purposes of calculating fee only. This amount assumes the purchase at a price of $12.50 per share of 1,047,167 outstanding shares of Company Common Stock and the settlement of 243,752 shares subject to stock options at an average spread of $4.7538 per share. The amount of the filing fee, calculated in accordance with Regulation 240.0-11 of the Securities Exchange Act of 1934, equals 1/50th of one percent of the value of the shares purchased, plus 1/50th of one percent of the average spread of the options settled.


/X/ Check box if any part of the fee is offset as provided in Rule 0-11 (a) (2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or schedule and the date of its filing.


Amount Previously Paid:  $2,850                                               Filing Party: ENStar Inc.
Form or Registration No.: Proxy Statement                                     Date Filed: September 2, 1999

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
                             CROSS REFERENCE SHEET
             (PURSUANT TO GENERAL INSTRUCTION F TO SCHEDULE 13E-3)

INTRODUCTION


    This Rule 13E-3 Transaction Statement is being filed in connection with a proposed merger (the "Merger") as contemplated by the Agreement and Plan of Merger, dated August 13, 1999 (the "Merger Agreement"), among ENStar Inc., a Minnesota corporation (the "Company"), ENStar Acquisition, Inc., a Minnesota corporation wholly owned by two limited partnerships and a trust controlled by James H. and Jeffrey J. Michael (the "Acquisition Company"), James H. and Jeffrey J. Michael and the two limited partnerships and the trust controlled by them (together, the "Michael Family"), pursuant to which the Acquisition Company will be merged with and into the Company, with the Company as the surviving corporation. Upon consummation of the Merger, (i) the separate corporate existence of the Acquisition Company will cease and the Company will continue as the surviving corporation wholly owned by the Michael Family, (ii) each outstanding share of Common Stock, par value $.01 per share, of the Company (the "Common Stock") not owned by the Michael Family will be converted into the right to receive $12.50 in cash, except those shares as to which dissenters' rights have been perfected under the Minnesota Business Corporation Act, and (iii) holders of options to acquire shares of the Common Stock of the Company, other than members of the Michael Family, will receive a cash settlement, net of withholding taxes, equal to the excess of $12.50 over the exercise price of such options.


    The Cross Reference Sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Company's preliminary proxy statement (the "Proxy Statement"), concurrently being filed with the Securities and Exchange Commission (the "SEC") in connection with the proposed Merger, of information required to be included in response to items of this Statement. A copy of the Proxy Statement is attached hereto as Exhibit (d)(1). The information in the Proxy Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement. All information in, or incorporated by reference in, the Proxy Statement or this Statement concerning the Company or its advisors, or actions or events with respect to any of them, was provided by the Company, and all information in, or incorporated by reference in, the Proxy Statement or this Statement concerning the Acquisition Company, the Michael Family or their affiliates, or actions or events with respect to them, was provided by the Michael Family. The Proxy Statement incorporated by reference in this filing is in preliminary form and is subject to completion or amendment. In addition, the information in the Proxy Statement is intended to be solely for the information and use of the SEC, and should not be relied upon by any other person for any purpose. Capitalized terms used but not defined in this Statement shall have the respective meanings given them in the Proxy Statement.

      SCHEDULE 13E-3 ITEM NUMBER AND                     RESPONSE AND/OR LOCATION IN PROXY STATEMENT
------------------------------------------  ---------------------------------------------------------------------
Item 1. Issuer and Class of Security
Subject to the Transaction
(a)                                         Front Cover Page and "SUMMARY--The Company," which information is incorporated herein by this reference.

(b)                                         "SUMMARY--Record Date; Shareholders Entitled to Vote; Quorum" and
                                            "THE ANNUAL MEETING--Record Date; Stockholder Approval," which information is incorporated herein by this reference.

(c)                                         "SUMMARY--Market Price and Dividend Data," which information is incorporated herein by this reference.

(d)                                         "SUMMARY--Market Price and Dividend Data," which information is incorporated herein by this reference.

      SCHEDULE 13E-3 ITEM NUMBER AND                     RESPONSE AND/OR LOCATION IN PROXY STATEMENT
------------------------------------------  ---------------------------------------------------------------------
(e)                                         Not applicable.

(f)                                         "SPECIAL FACTORS--Public Offerings and Repurchases of Common Stock,"
                                            which information is incorporated herein by this reference.

Item 2. Identity and Background             This Statement is being jointly filed by the Company (the issuer of the equity securities that are the subject of the Merger), the
                                            Acquisition Company and the members of the Michael Family. The information required by this Item with respect to each such entity and person is as follows:

(a)-(d), (g)                                "SUMMARY--The Company" and "--the Acquisition Company," "ELECTION OF
                                            DIRECTORS" and "MANAGEMENT OF THE COMPANY AND THE ACQUISITION
                                            COMPANY," which information is incorporated herein by this reference.
                                            James H. Michael and Jeffrey J. Michael are citizens of the United
                                            States.

(e), (f)                                    To the best of the undersigneds' knowledge, except as described under
                                            "MANAGEMENT OF THE COMPANY AND THE ACQUISITION COMPANY--Certain
                                            Proceedings" in the Proxy Statement, which information is
                                            incorporated herein by this reference, none of the persons with respect to whom information is provided in response to this Item was during the last five years (i) convicted in a criminal proceeding
                                            (excluding traffic violations or similar misdemeanors) or (ii) party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violations of such laws.

Item 3. Past Contacts, Transactions or
Negotiations
(a)(1)                                      Not applicable.

(a)(2), (b)                                 "SPECIAL FACTORS--Background of the Merger" and "--Interests of
                                            Certain Persons in the Merger," which information is incorporated herein by this reference.

Item 4. Terms of the Transaction
(a)                                         Front Cover Page, "SUMMARY--The Merger," "THE MERGER AGREEMENT" and
                                            "EXHIBIT A--Agreement and Plan of Merger," which information is incorporated herein by this reference.

(b)                                         "SPECIAL FACTORS--Interests of Certain Persons in the Merger," which information is incorporated herein by this reference.

      SCHEDULE 13E-3 ITEM NUMBER AND                     RESPONSE AND/OR LOCATION IN PROXY STATEMENT
------------------------------------------  ---------------------------------------------------------------------
Item 5. Plans or Proposals of the Issuer
or Affiliate
(a)-(e)                                     "SPECIAL FACTORS--Plans for the Company After the Merger" and
                                            "MANAGEMENT OF THE COMPANY AND THE ACQUISITION COMPANY," which information is incorporated herein by this reference.

(f), (g)                                    "SPECIAL FACTORS--Certain Effects of the Merger," which information is incorporated herein by this reference.

Item 6. Source and Amount of Funds or
Other Consideration
(a), (b)                                    "THE ANNUAL MEETING--Proxies," "SPECIAL FACTORS--Opinion of Financial
                                            Advisor," "--Source of Funds" and "--Fees and Expenses," which information is incorporated herein by this reference.

(c)                                         "SPECIAL FACTORS--Source of Funds," which information is incorporated herein by this reference.

(d)                                         Not applicable.

Item 7. Purpose(s), Alternatives, Reasons
and Effects
(a)-(c)                                     "SPECIAL FACTORS--Background of the Merger," "--Purpose and Reasons
                                            for Structure of the Merger," "--Recommendations of the Company's
                                            Special Committee and Board of Directors," "--Position of the Michael
                                            Family and Acquisition Company as to the Fairness of the Merger" and
                                            "--Certain Effects of the Merger," which information is incorporated herein by this reference.

(d)                                         "SUMMARY--The Merger," "--Interests of Certain Persons in the Merger"
                                            and "--Federal Income Tax Consequences," "SPECIAL FACTORS--Background
                                            of the Merger," "--Plans for the Company After the Merger,"
                                            "--Certain Effects of the Merger," "--Interests of Certain Persons in
                                            the Merger" and "--Certain Federal Income Tax Consequences" and
                                            "MANAGEMENT OF THE COMPANY AND THE ACQUISITION COMPANY," which information is incorporated herein by this reference.

Item 8. Fairness of the Transaction
(a)                                         "SUMMARY--Recommendations of the Company's Special Committee and
                                            Board of Directors," "SPECIAL FACTORS-- Recommendations of the
                                            Company's Special Committee and Board of Directors," and "--Position
                                            of the Michael Family and Acquisition Company as to Fairness of the
                                            Merger," which information is incorporated herein by this reference.

      SCHEDULE 13E-3 ITEM NUMBER AND                     RESPONSE AND/OR LOCATION IN PROXY STATEMENT
------------------------------------------  ---------------------------------------------------------------------
(b)                                         "SUMMARY--Recommendations of the Company's Special Committee and
                                            Board of Directors" and "SPECIAL FACTORS--Background of the Merger,"
                                            "--Purpose and Structure of the Merger," "--Recommendations of the
                                            Company's Special Committee and Board of Directors," "--Opinion of
                                            Financial Advisor," "--Position of the Michael Family and Acquisition
                                            Company as to Fairness of the Merger" and "EXHIBIT B--Opinion of
                                            Goldsmith, Agio, Helms Securities, Inc.," which information is incorporated herein by this reference.

(c)                                         "THE ANNUAL MEETING--Record Date; Shareholder Approval," which information is incorporated herein by this reference.

(d)-(e)                                     "SPECIAL FACTORS--Background of the Merger" and "--Recommendations of
                                            the Company's Special Committee and Board of Directors," which information is incorporated herein by this reference.

(f)                                         Not applicable.

Item 9. Reports, Opinions, Appraisals and
Certain Negotiations
(a)-(c)                                     "SUMMARY--Opinion of Financial Advisor," "SPECIAL FACTORS--Background
                                            of the Merger" and "--Opinion of Financial Advisor" and "EXHIBIT
                                            B--Opinion of Goldsmith, Agio, Helms Securities, Inc.," which information is incorporated herein by this reference.

Item 10. Interest in Securities of the
Issuer
(a)                                         "SUMMARY--Voting of Shares Owned by the Michael Family," "THE ANNUAL
                                            MEETING--Record Date; Shareholder Approval," "SPECIAL
                                            FACTORS--Background of the Merger" and "--Interests of Certain
                                            Persons in the Merger" and "STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN
                                            BENEFICIAL OWNERS," which information is incorporated herein by this reference.

(b)                                         "STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL
                                            OWNERS--Transactions by Certain Persons in Common Stock," which information is incorporated herein by this reference.

Item 11. Contracts, Arrangements or         "SPECIAL FACTORS--Interests of Certain Persons in the Merger," "THE
Understandings With Respect to the          MERGER AGREEMENT" and "EXHIBIT A--Agreement and Plan of Merger,"
Issuer's Securities                         which information is incorporated herein by this reference.

      SCHEDULE 13E-3 ITEM NUMBER AND                     RESPONSE AND/OR LOCATION IN PROXY STATEMENT
------------------------------------------  ---------------------------------------------------------------------
Item 12. Present Intention and
Recommendation of Certain Persons With
Regard to the Transaction
(a), (b)                                    "THE ANNUAL MEETING--Record Date; Shareholder Approval," "SPECIAL
                                            FACTORS--Background of the Merger," "--Recommendations of the
                                            Company's Special Committee and Board of Directors," "--Position of
                                            the Michael Family and Acquisition Company as to the Fairness of the
                                            Merger" and "--Interests of Certain Persons in the Merger" and "STOCK
                                            OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS," which information is incorporated herein by this reference.

Item 13. Other Provisions of the
Transaction
(a)                                         "SUMMARY--Dissenters' Rights," "RIGHTS OF DISSENTING SHAREHOLDERS"
                                            and "EXHIBIT C-- Provisions of Minnesota Business Corporation Act
                                            Relating to Dissenters' Rights," which information is incorporated herein by this reference.

(b), (c)                                    Not applicable.

Item 14. Financial Information              The Company's Annual Report on Form 10-K for the year ended December
                                            31, 1998 and its Quarterly Report on Form 10-Q for the quarter ended
                                            June 30, 1999 are incorporated by reference in the Proxy Statement and will be delivered to shareholders of the Company with the Proxy
                                            Statement. The Company's audited financial statements for the periods covered by the Form 10-K and unaudited financial statements for the periods covered by the Form 10-Q are incorporated herein by this reference.

Item 15. Person and Assets Employed,
Retained or Utilized
(a), (b)                                    "THE ANNUAL MEETING--Proxies" and "SPECIAL FACTORS--Source of Funds"
                                            and "--Fees and Expenses" and "THE MERGER AGREEMENT--Exchange and
                                            Payment Procedures" and "--Treatment of Stock Options," which information is incorporated herein by this reference.

Item 16. Additional Information             See the text of the Proxy Statement.

Item 17. Materials to be Filed as Exhibits  Exhibit Number and Description (Exhibits marked with an asterisk (*)
                                            are filed herewith)

(a)                                         (a)(1) Letter dated July 26, 1999 from National City Bank relating to loan commitment. Previously filed.

(b)                                         (b)(1) Opinion of Goldsmith, Agio, Helms Securities, Inc. dated
                                            August 13, 1999, which is Exhibit B to the Proxy Statement and is incorporated herein by this reference.

      SCHEDULE 13E-3 ITEM NUMBER AND                     RESPONSE AND/OR LOCATION IN PROXY STATEMENT
------------------------------------------  ---------------------------------------------------------------------
(c)                                         (c)(1) Agreement and Plan of Merger dated August 13, 1999 among the
                                            Company, the Acquisition Company and the Michael Family which is
                                            Exhibit A to the Proxy Statement and is incorporated herein by this reference.

                                            (c)(2) 1996 Stock Incentive Plan, which is incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-4
                                            (File No. 333-1925).

                                            (c)(3) Severance Agreement dated April 5, 1999 between the Company and Jeffrey J. Michael, which is incorporated by reference to Exhibit
                                            10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.

                                            (c)(4) Severance and Retention Agreement dated April 5, 1999 between
                                            Americable, Inc. and Peter E. Flynn, which is incorporated by reference to Exhibit 10.2 to the Company's Quarterly Report on Form
                                            10-Q for the quarter ended March 31, 1999.

(d)                                         (d)(1) Preliminary copy of Letter to Shareholders, Notice of Annual
                                            Meeting, Proxy Statement and form of Proxy for the Annual Meeting of
                                            Shareholders of the Company to be held on November 19, 1999.*

(e)                                         (e)(1) Sections 302A.471 and 302A.473 of the Minnesota Business
                                            Corporation Act, which is Exhibit C to the Proxy Statement and is incorporated herein by this reference.

(f)                                         Not applicable.

    After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


October 8, 1999                         ENSTAR INC.

                                        By:                     /s/ JEFFREY J. MICHAEL
                                                   -----------------------------------------------
                                                               Name: Jeffrey J. Michael
                                                     Title: President and Chief Executive Officer

October 8, 1999                         ENSTAR ACQUISITION, INC.

                                        By:                     /s/ JEFFREY J. MICHAEL
                                                   -----------------------------------------------
                                                               Name: Jeffrey J. Michael
                                                                   Title: President

October 8, 1999                         By:                      /s/ JAMES H. MICHAEL
                                                   -----------------------------------------------
                                                                   James H. Michael

October 8, 1999                         By:                     /s/ JEFFREY J. MICHAEL
                                                   -----------------------------------------------
                                                                  Jeffrey J. Michael

October 8, 1999                         4J2R1C LIMITED PARTNERSHIP

                                        By:                      /s/ JAMES H. MICHAEL
                                                   -----------------------------------------------
                                                                Name: James H. Michael
                                                                Title: General Partner

October 8, 1999                         3J2R LIMITED PARTNERSHIP

                                        By:                     /s/ JEFFREY J. MICHAEL
                                                   -----------------------------------------------
                                                               Name: Jeffrey J. Michael
                                                           Title: Managing General Partner

October 8, 1999                         MICHAEL ACQUISITION CORPORATION TRUST

                                        By:                     /s/ JEFFREY J. MICHAEL
                                                   -----------------------------------------------
                                                               Name: Jeffrey J. Michael
                                                                    Title: Trustee